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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 16, 2002

YAHOO! INC.
(Exact name of registrant as specified in its charter)

0-28018
(Commission File Number)

DELAWARE	77-0398689
(State or other jurisdiction of incorporation or organization))	(IRS Employer Identification No.)
701 FIRST AVE. SUNNYVALE, CALIFORNIA 94089 (Address of principal executive offices, with zip code)
(408) 349-3300 (Registrant's telephone number, including area code)

Item 5. Other Events

        On January 16, 2002, Yahoo! Inc., a Delaware corporation ("Yahoo!"), announced its financial results for the fiscal quarter and year ended December 31, 2001 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release includes "safe harbor" language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company's business contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect the Company's operating results is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, Quarterly Report on Form 10-Q for the three and nine month period ended September 30, 2001, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission's website (http://www.sec.gov), and will also be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 to be filed with the Securities and Exchange Commission in the near future.

        On January 16, 2002, Yahoo! also announced that Jeff Mallett will step down as president and chief operating officer in April. A copy of Yahoo!'s press release announcing this information is attached as Exhibit 99.2 hereto and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits.

            99.1    Press Release dated January 16, 2002.

            99.2    Press Release dated January 16, 2002.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.
Date: January 17, 2002	By:	/s/ Susan Decker Senior Vice President, Finance and Administration, and Chief Financial Officer

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YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated January 16, 2002.
99.2	Press Release dated January 16, 2002.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
YAHOO! INC. INDEX TO EXHIBITS